SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
August 14, 2002

Ascendant Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-27945 (Commission File Number)	75-2900905 (I.R.S. Employer Identification No.)

16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
(Address of Principal Executive Offices, including zip code)

(972) 250-0945
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(c)    Exhibits.

99.1
Certification of Ascendant Solutions, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2002, by David E. Bowe as Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.    REGULATION FD DISCLOSURE.

David E. Bowe, as the Chief Executive Officer and Chief Financial Officer of Ascendant Solutions, Inc., has submitted to the Securities and Exchange Commission the certification of Ascendant Solutions, Inc.’s Quarterly Report on Form 10-Q for the period ended June 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of this statement is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference.

Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENDANT SOLUTIONS, INC.

By:	/s/ DAVID E. BOWE
David E. Bowe Chief Executive Officer, President and Chief Financial Officer

Dated: August 14, 2002

Index to Exhibits

Exhibit Number	Description

99.1
Certification of Ascendant Solutions, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2002, by David E. Bowe as Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.